UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 6, 2019

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	743-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2019, the Personnel & Compensation Committee of the Board of Directors (the “P&C Committee”) took action to accelerate the vesting of all outstanding unvested non-qualified stock options and restricted share awards held by employees of Kaman Industrial Technologies Corporation (“KIT”) and its wholly owned subsidiaries (collectively, the “Distribution Segment”), contingent upon and effective as of the consummation of the previously announced sale of the Distribution Segment to certain affiliates of Littlejohn & Co., LLC (the “Sale Transaction”). Mr. Alphonse J. Lariviere, Jr., Executive Vice President of the Company and President of KIT and a “named executive officer” of the Company in the Company’s most recent proxy statement, currently holds an aggregate of 3,474 unvested restricted share awards and 19,548 unvested non-qualified stock options, with exercise prices ranging from $39.54 to $62.60, the vesting of all of which would be subject to acceleration upon the effectiveness of the Sale Transaction.
On August 6, 2019, the P&C Committee also took action to accelerate on a pro rata basis the vesting of Mr. Lariviere’s outstanding long-term incentive awards (“LTIP Awards”), contingent upon and effective as of the consummation of the Sale Transaction, so that Mr. Lariviere would be entitled to receive a cash payment for a pro rata portion of each such outstanding LTIP Award at the same time and on the same basis as other senior executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert D. Starr
Robert D. Starr
Executive Vice President and
Chief Financial Officer

Date: August 8, 2019

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document